EXHIBIT 10.41B

WORK ORDER FOR OPEN SYSTEMS COMPUTER SERVICES

THIS WORK ORDER FOR OPEN SYSTEMS COMPUTER SERVICES (“Work Order”) is made and entered into this 15th day of December, 2008 (the “Effective Date”) by and between Infocrossing, LLC a Delaware limited liability company (“Infocrossing”) and CSG Systems, Inc. (“CSG”). This Work Order is subject to and governed by the Master Computer Services Agreement between the parties dated December 4, 2008 (“Agreement”). Capitalized terms used but not otherwise defined in this Work Order shall have the meaning set forth in the Agreement.

ARTICLE 1

DEFINITIONS

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1.2	“CSG Client” means a client of CSG.

1.3	“CSG Locations” means CSG’s facilities listed on Schedule III, attached hereto and incorporated herein.

1.4	“CSG Provided Cabinets” means the cabinets provided by CSG to be used for CSG Provided Hardware as identified in Schedule I attached hereto and incorporated herein.

1.5	“CSG Provided Hardware” means the computer hardware and telecommunications devices provided by CSG at the Infocrossing Center and CSG Locations required to provide the Services to CSG, including, without limitation, such hardware identified on Schedule I, attached hereto and incorporated herein.

1.6	“Discovery” is the process where Infocrossing gathers operational details of CSG’s environment in order for Infocrossing to provide the Services.

1.7	“Infocrossing Center” means Infocrossing’s facilities where equipment is located as listed on Schedule III, attached hereto and incorporated herein.

1.8	“Infocrossing Provided Cabinets” means the cabinets provided by Infocrossing to be used for CSG Provided Hardware as identified in Schedule I attached hereto and incorporated herein.

1.9	“Infocrossing Provided Hardware” means the computer hardware and telecommunications devices listed on Schedule I.

1.10	“Infocrossing Provided Telecommunication Circuits” means the telecommunications circuits provided by Infocrossing as identified on Schedule II attached hereto and incorporated herein.

1.11	“Migration Date” as defined in a Work Order, means the date both parties mutually agree that the migration has been completed. Such agreement may be confirmed via electronic mail or as otherwise permitted pursuant to Section 10.6 of the Agreement.

1.12	“Migration Plan” means the detailed document outlining the tasks, timelines, responsibilities, dependencies, milestones, and procedures for transitioning the services from CSG’s current service provider to Infocrossing.

1.13	“Performance Standards” means the performance standards and specifications specified in Exhibit B attached hereto and incorporated herein.

1.14	“Processing Year” means each twelve (12) month period commencing on the Migration Date and each anniversary thereof. In the event that the Migration Date occurs on a day other than the first day of a month, the final Processing Year will be increased by the number of days necessary to cause the Term to conclude on the last day of the month.

1.15	“Services” means the services to be provided by Infocrossing as set forth on Exhibit A, attached hereto and incorporated herein.

1.16	“Term” means the term of this Work Order commencing on the Effective Date and extending for a term of the later of (a) five (5) Processing Years thereafter, or (b) the expiration of the Work Order for Mainframe Computer Services entered into by the parties concurrently with this Work Order.

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ARTICLE II

SERVICES

Commencing on the Effective Date, Infocrossing shall provide CSG with the Services. Infocrossing shall perform the Services in accordance with Performance Standards. Infocrossing shall provide the Services through the System, and linked by telecommunications facilities provided by CSG to the CSG Locations.

ARTICLE III

TERM

2.1.	Term. This Work Order shall be effective for the Term, unless earlier terminated as provided in the Agreement.

2.2

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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ARTICLE IV

FEES

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3.2	Payment Terms. All fees under this Work Order shall be due and payable by CSG to Infocrossing in accordance with Article 5 of the Agreement. ** *** ***** *** ********* **** ****** ***** **** **, **** (*** “********* ********* ****”) *** *** ******, ***** **** ***** ****** ********** ** *** ********** ** ************, **** *** ***** *********** ******** ******* ** *** **** ******* ******* *** ** **** **** *** **** ***** ********** ****** *** **** ** ********** **** *** ***** *** ***** ******. ****** *** ******* ********* ***** ** *******, *** ********* ********* **** ***** ** *** ********* **** *** ******** ** **** **** *****.

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ARTICLE V

ENTIRE AGREEMENT

The Agreement and this Work Order, Exhibits, Schedules and any attachments thereto, and other executed Work Orders and attached documents constitute the entire agreement between Infocrossing and CSG respecting the subject matter hereof, superseding all previous communications and negotiations, whether written or oral.

No modification of this Work Order shall be binding unless it is in writing and executed by an authorized representative of CSG and Infocrossing. Without limiting the generality of the foregoing, no terms set forth on any purchase order or like document shall modify, supplement or otherwise amend the terms set forth in this Work Order, and any such terms shall have no force or effect.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

IN WITNESS WHEREOF, the parties have caused their authorized representative to execute this Work Order in duplicate as of the day and year first above written.

INFOCROSSING, LLC		CSG SYSTEMS, INC.

By:	/s/ David R. Boyle	By:	/s/ Peter E. Kalan
Name:	David Boyle	Name:	Peter E. Kalan
Title:	SVP Sales	Title:	President & CEO
Date:	12-24-2008	Date:	12-19-08

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT A

DESCRIPTION OF SERVICES

The Services are described below. The Services are included in the Base Monthly Service Fee unless otherwise stated.

1.	MIGRATION SERVICES

a.	Discovery

Infocrossing shall provide CSG a questionnaire (which will not include questions previously issued during due diligence) concerning the Services, which the CSG shall promptly and accurately complete and return to Infocrossing (in all cases 2 business days before the Infocrossing team arrives on-site for Discovery). Infocrossing shall deliver the questionnaire to CSG at least **** (*) ******** **** prior to the first on-site Discovery meeting. CSG shall provide Infocrossing with access to CSG’s Location and any CSG Provide Hardware as necessary to conduct Discovery. During the discovery process, CSG shall provide Infocrossing with appropriate subject matter experts for the Services in scope. If Infocrossing finds there are additional service requirements beyond this Work Order during Discovery, Infocrossing will present these requirements to CSG within *** (**) ******** **** after completion of Discovery (the associated impact time, resources, and costs to the overall Migration Plan, as described below), and the parties may agree to add such services to this Work Order by amendment.

b.	Infrastructure Migration Planning Services

Infocrossing is responsible for the planning, management, and leadership activities relating to the migration as outlined in Table 1 below. Infocrossing is also responsible for directing and managing all Infocrossing assigned and allocated resources.

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CSG is responsible for providing guidance to Infocrossing for Infocrossing to develop a migration schedule and a comprehensive work breakdown structure. CSG is responsible for the ultimate approval of the schedule, dates/times for major milestones related to *** ********* ****** ******** as well as the execution of the tasks documented within the work breakdown structure.

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The following table identifies the roles and responsibilities associated with Migration Planning for both Infocrossing and CSG.

Table 1. Infrastructure Migration Planning Services Roles and Responsibilities (P – Perform, H – Help, A - Approve)
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Develop Communication Plan

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Develop Technical Server Migration Plan

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Develop Technical Network Migration Plan

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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Develop Technical Data Replication Plan

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Develop Facilities Plan

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Provide Migration Tools

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

c.	Migration Team Organization

Infocrossing and CSG shall jointly create a migration team organization that consists of the roles listed in the table below:

Role	Responsibility
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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Role	Responsibility
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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

d.	Infrastructure Migration Management and Governance

Infocrossing shall be responsible for management of the Infocrossing assigned resources, providing progress reports to CSG, and escalate issues to CSG for resolution.

CSG shall be the primary sponsor of the migration and will have ultimate approval authority for the migration. CSG shall have accountability for execution of CSG’s assigned migration activities per the plan, the quality of the work performed by CSG, and the timeliness of the work performed by CSG.

The following table identifies the roles and responsibilities associated with migration management and governance for both Infocrossing and CSG.

Table 2. Migration Management and Governance Roles and Responsibilities (* * *******, * * ****, * * *******)
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Manage the Communications Plan

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e.	Procurement Services

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

The following table identifies the roles and responsibilities associated with Procurement Services for both Infocrossing and CSG.

Table 3. Procurement Services Roles and Responsibilities (* * *******, * * ****, * * ******* )
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Server Software Procurement

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Network Circuits

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

f.	Hardware Vendor Management

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The following table identifies the roles and responsibilities associated with Vendor Management for both Infocrossing and CSG.

Table 4. Vendor Management Services Roles and Responsibilities (* * *******, * * ****, * * *******)
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g.	Asset Management

CSG shall be responsible for providing the asset management policies and systems that will be used to maintain the list of assets for CSG.

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The following table identifies the roles and responsibilities associated with Asset Management for both Infocrossing and CSG.

Table 5. Asset Management Services Roles and Responsibilities (* * *******, * * ****, * * *******)
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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

h.	Migration Execution

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The following table identifies the roles and responsibilities associated with migration execution for both Infocrossing and CSG.

Table 6. Migration Execution Roles and Responsibilities (* * *******, * * ****, * * *******)
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Cabinet Build-Out

******* *** ******** ******** ** ************ ******* *****	*

******* ************ ******** ******** ** ************ ******* *****	*

******* ******* ***** ************ ***** (*****) **** *** ******** ********** *** ******** ********, ***** *******, ***** ******, *** *** ***** ******* ******** ****** ** ************ ******** ********.

	*	*

******* *****, **** *** ******** ********** *** ******** ******** ***** *******, ***** ******, *** *** ***** ******* ******** ** *** ******** ********.	*	*

**** *** ******* *** *** ******** ******** ** ************ ******** ********	*

**** *** ******* *** *** ******** ******** ** *** ******** ********	*

******* ****** *** ***** ***** ******** ******* *** ******** *** *** ******** *******	*

******* ****** *** ***** ***** ******** ******* *** ******** *** *** ******** ******* **** *******	*

******* ***** ******** ******	*	*,*

****** *** ****** ****** ** *** ******	*	*

******* ******** ****** *** *** ******** ********	*	*,*

****** *** ****** ****** ** *** ******** ********	*	*

****** **** ******** *** *** *** ******** ********	*	*

CSG Location Migration Activities

******* *** ********* **** *********** ********* ******* *** ******** ******** ******* ** *** ********* ** *** ******** ******** ******* ** *** ************ **** *******	*	*

*******, *******, *** ****** *** **** *********** *******	*	*

******* *******, ***********, *** ***** ******* ** **** ** *** ********* ** ********** ***** *** ************** ** ************ **** *******	*	*

******* ******** ** *** ******** ******** **** **** ** ********* ** *** ************ **** *******		*

**-******* ** *** ******** ******** **** **** ** ********* ** *** ************ **** *******	*	*

Infocrossing Location Migration Activities

******* *** ********* ********* ****** ****** ** *** ******** ********		*

******* *** ********* ****** ********** ********		*

******* *** ********* ****** ******/******** ********		*

******* *** ********* ****-***** ********		*

******* *********** ********		*

******* **** **** ****** ***** **** *** *********** ******* ** *** ************ **** *******	*	*

******* ******* ******** *** ********* ******* ******* ** ** **** *** **** ********* *** **** *********** ****** *** ********* *****	*

********* ******* ********* ****** ***********		*

********* *** ****** ******* ******** (** ******* ******* ** **** ******** ******* *******) *** ********* ******* ******* ** ** **** *** **** ********* *** **** *********** ****** *** ********* *****	*	*

****** *** ** ***’* ******-***** ******* ****** **** ******** *********** ****** ** *** ******** *******	*

****** *** ******** **** ***** ** *** ******** *******	*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

i.	Transportation Logistics

************ ***** ** *** ******* ***** ** ******* *** *** ******* *********** *** *** ******** ********** ** *** *** ******** ******** **** **** ** ***** *** ** *** *** ********* ** *** ************ *******. ************ ***** ****** ******* ******** ** *** ********** ******* ********* *** ***** ****** **** **** ***** *********** ** *** *** *** ******** ****** *********.

************ ***** ** *********** *** ********* *** ********* **** *** ********** ******* ********* *** *** ***** ***** ********** **** *** ********** ********* ******** *** ******* *****.

The following table identifies the roles and responsibilities associated with Transportation Logistics for both Infocrossing and CSG.

Table 7. Transportation Logistics Roles and Responsibilities (* * ******, * * ****, * * *******)
**** ***********	************	***

*********** *** *** ***** ********** **** ********* ********** (*.*. ******* *** ********, *********, ******* ************* ***/** “*******”)	*

******** *** **-******* *** ******** ******** ******* ** *** ******** ** ** ********* ** ************ **** ******		*

********** ** ********* ********** ******* ******* ********* ********** ******** *** ******* *** ******* **** ********** *************	*

j.	Migration Testing Services

*** ** *********** *** *** ********** ******* ** *** *** *********** *** ** ********** *********** *** ****** *** **/**-** *********. ************, ** * **** ** ********* **********, **** ********** *** ******* *** *** ** **** ***** **/**-** *********.

************ ** *********** *** ********* ******* ********** **** *** ** ********* ** ********* **** ******* “***** *** ****” ********. *** ***** ********* ******* ********** *** ***’* **************.

The following table identifies the roles and responsibilities associated with migration testing services for both Infocrossing and CSG.

Table 8. Migration Testing Services Roles and Responsibilities (* * *******, * * ****, * * *******)
**** ***********	************	***

Systems Testing

******** ******* ******* (*.*. ****** ****** ****** ** ********, ****** *** ******* ********* ****** ******* *** ****** ****** *****).	*

******* ******* ******* (*.*. ****** ********* ******* ********* *** ********* ** ********)	*	*

Network Testing

******** ************ ******* – ********* **** ******* ****** *** ********* ******** ** *** ******** *******, ***** ******, *** ***** **********	*	*

******* ************ ******* – ********* ******* *** ****** ******** *********** **** *** ******** ******** ******* *** ******** ********** ** *** ******* ***/** ***	*	*

*********** ******* – ********* *** ************* *** *********** ** *** ************		*

******** *** **** ********** *******		*

**** **/**-** ********* *** **** ********** ********* ********** (** ****** ****** *** ********* ** *** ****** *** ********* *** **** ****)		*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

k.	Incident Management Tools Integration

*.	**** ******* *** ******** ******* *** ******* ****** ****** **** ***** ** *********** **** ** *** ******** ********* ** *** ***** ************ *** ****. ************ ***** ** *********** *** ******** *** *********** *** *** ********* *** ************’* ******* ********* ****** **** ***’* ******* ********* ******. *** ***** ** *********** *** ******** *** *********** *** *** ********* *** ***’* ******* *** ******* ****** ********* ******* **** ************’* ******* ********* ******. ************ ***** *** ** ******** ** ****** ** ********* ******* *** ************ ******* ****** ********* ****** *** *** *** ******* ****** ********* ******. ***’* ******* ********* *** ******* ****** ******* **** ******** **** **** ************’* ******* ********* ******. **** ***** ****** ** **** * ******* *** ********* ***** ** *** **** **** *** ***** ******* *** ******** ** *** ************ *******. ***** *** ********* ****, *** ******* **** ******** ***** ** *** ****** ************* ** **** *********. ************, **** ********** *** *********** **** ***, **** **** ********** ******* ** ****** *** *** ********* **** *** ************ ******* ********* ****** ** ********* ** ****** *****.

l.	Assumptions

*.	************ ** *********** *** *** ***** ***** *** *** ************ ******** ********* ********** ************ ******** ********* ********, *** ***** ** ********** **** *** ************ ** *** ********* ******* ******* *** ******* *****-*** ***** (****** *** *** ***** *** *** *** ******** *******), *** ******* *** *** *******, ***** ***** *********, ***** ********** **** ********** *****, *******, *** ******** *********** ******* ** *** *** *********.

*.	*** ********* ******* ******* ******* *** *** ********** **** ****** *** *** ************ ***** **** ****** **** ** *********** *** *** ******* **** **, ****.

2.	HOSTING SERVICES

The hosting services described below will be provided by Infocrossing commencing on the Migration Date for the duration of the Term.

a.	Facilities Management Services

************ ***** ** *********** *** ********* ********** ********** ***** ********: ****, *****, ********** ********** **********, ********, ******** ********, *** *** **-***** ************** *** ********* ******* ******** ** ********* * *****, ****, *** ****** ****** *** *** ******** ********.

The following table identifies the roles and responsibilities associated with Facilities Management Services for both Infocrossing and CSG.

Table 9. Facilities Management Services Roles and Responsibilities (* * *******, * * ****, * * *******)
**** ***********	************	***

Facilities Management

******* ******** ***** *****, *******, ***** *** *** ******** ******** ** ************ **** ******	*

********* ******** ****** ** *** ******** *** ********* ** ************ **** ******	*	*,*

****** **** ******** *** ******** ******* ********** ******** *** ****** ******** ************ ******* ** *** ******** ******** ** *** ***** *** ******* *** **** ******** ** * ****** ******* **** *** ** ******** *** **** ** ***.

*

******* *** ******** ******** ********* (*.*., ************** ** ***** ********, ***** *********) ** ** ** ********** **** *** *********** *.	*	*

***** ****** ** ******** *** ********* ** * ******* *****. *** ********* ****** ** ********* ******* *:**** *** *:**** ***** **** ****** ******* ****** *** **** ******* ************ ****** ** ** ******** ******.

*

****** **** *** ************ **** ****** ******** ******** ******* *** **** ** ******* *****.	*

******* ****** ***-** ***** *** ******* “***********” ***** ****** ** ***. ** *** ***** *** ****** ** “*********” ** ******** “********”, ******* *** ****** ***** **** *********** ******* *** ********* ** *** ** ********** **** *** *********.

*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Facilities Management Services Assumptions:

*.	** ** *** ********* **** ** **** **** *****, ************ ****** ******* **** *** ***** *** ***** **** ******* **** ****** **** *** ****** ********* ******** ** ***** ** ** ******* *, **** *** **** *** **** ******* **** ** **********.

*.	***** *** ********* **** ** **** **** *****, ************ ***** ******* ******* ********** ** *** ***** ********** *** *** ***** *** ***** **** ******* **** *** *** ** ********** **** *** ****** ********** ********* *** * **** *** **** ****** ** ***** ********* *** ********.

*.	*** ***** **** ******* **** ************ ********** ** * **** ** ******** ** ******* **** ****** *** **** ** ******* ******* ** ***, ************ ***** ******* ******* ********** ** *** ***** ********** *** *** ******** **** ******* **** *** *** ** ********** **** *** ****** ********** ********* *** * **** ** **** ******.

b.	Network Hosting Services

************ ***** ** *********** *** ********** ********** ******** ** *** ******** ******* ** *** *** ******** ******* ***** ******** *** ** *** ******* **: **** ****** ***** ****, ******* ******* *******, ********** *** ******* ***** ************ ******* ****** ** *** *** ******** *******, *************** ******** **** ** *** ******* ******* ****** ** ******* *******, ********* ******* ******* **** *** ************ ******, *** ************ **** ***’* ******* *** ********** ******** ** *** *********** ** ***’* ****** ******** *** ******** ****** ** ******** **.

*** ***** ** *********** *** ********** *** ********** ******** ** *** ******* ******* ** *** *** ******* ******* ***** ******** *** ** *** ******* **: *********** ** *** ******* ******* *** *** ********, ******* ********* ****** *************, *** ************** ** *** ******* ******* *** *** ********, *** ********* ******** ******** ** *** ******* ******* *** *** ********.

*** ***** ** *********** *** ********* ******** *********.

The following table identifies the roles and responsibilities associated with Network Hosting Services for both Infocrossing and CSG.

Table 10. Network Hosting Services Roles and Responsibilities (* * *******, * * ****, * * *******)
**** ***********	************	***

Network Hardware Management

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** *********** ** *** ******** ******* *******		*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** *********** ** ******** ****** *********** ********* *** *** ******** ******* *******		*

***** ******* ********* ** ****** ******** ***** ******* ** ************ ******. ******* ************ ** *** **** ******* ********* *** **** ******** ** ************ ****** ** ******* **** ************ ******

*

******** ************ ** *** ******* ******* ** ************ ******** ******** *** ******** ********** ** ******* ******* **** *** ******** *******	*

******* *** ******** ******** ****** ** *** ******** ******* ** ************ ******	*	*/*

******* ***** *********** ***** (“***”) ********* *** *** ******** ******** ** ** ** ****** ***** ********* *** *** ******* **: ***** ********, ****** *****, *** ******* ********* *****	*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Network Fault Management

******* ** ******** **** *** ** ****** *** **** *************** ******** ********** ** *** ******** ******* ** *** ******* ********* *** *** ******* ** *** ********* **********:

•        **** **** ****************** ******* ** ******* ******

**** ********, ******, *** ******* ******

*

************ *** ******* ******** ********** ** *** ******* ******* ** *** *******		*

Network Monitoring

******* *** ********* ******* ********** ***********		*

*** *** **** ******* ** ********* *** **** ****** ******* ********* ***, ********* ******** *** ******** ******* ******* ** **** **** ****** ******* ** *** ******* ********** ******* ** *** ************ ****** ** ************ ******** ******* *********. ****** ************ *** *** ***** ** *** **** ******* ************* **** ** **** ******* *******.

*

*** *** **** ******* ** ********* *** **** ****** ******* ********* ***, ******* *** ********* ************ ******** ********* *** ********** ******** *** ******** ** ****** **** ****** **** *** ******** ******* ******* **** ********* *** **** ****** ******* **********. ******* ******* ********** ******** *** ******** **** **** ************* ****** * ******* ****** ** ************’* ******* ********* ******* **** ******* ** ** **** ***** *********** **** *** ******** *** ******* *******

*

****** *****-***** ************** *****		*

******* ******* *******		*

Network Hands and Feet Services

******* ** *** ******** *** ********** ********** **** ******* *********** **** *** ******* ******** ********* *** *** ******* **

*** ********* **********:

•        ***** ***** ** ******* *********

•        ****** **/*** ** ***** ***** ** ******* ******

•        ******* ******** ** ********* ******

.

*

Network Engineering

******* ******* ****** *** ************ *** *** ******** *******		*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *********** ** *** ********* ******* ********* ** ******* **-***** ********** ** ***.	*	*

Network Administration

******* *** ********* ******* ******* ***********		*

******* ************* ******* ** ******* ******* (*.*. *********, ********, *******, **** *********, *** ***** *** ******** ******* *******)		*

Network Security

****** *** ******* ******** ****** ** ******* *********	*

****** *** ******* ******* ****** ** ******* *********		*

****** ******* ******** ******* ** ************ ******	*

******** ********** *********, ********, *** ******		*

******** *** **** *********, ********, *** ******		*

************ **** *** ******** ***** *** ******* *** ******** **** *************	*	*

Network Circuits

*********** *** *** *********** ******* ********** *** *** ***** ********** **** ********* *** *** ******** ** ************* ** *************** ** *** ******** **** *** ********* ** *** ****************** ******* ******** ***** ** ******** (***) ** ************ *******

*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*********** *** *** *********** ******* ********** *** *** ***** ********** **** ********* ***** ********** ********* (*.*. ******* *** ******* ********) ******* *** ****************** ******* ******** *** ** ************ ******* *** *** ***

*

*********** *** *** *********** ******* ********** ********** **** *** *********** ** *** ******** **** *****	*

****** ******* ******** ******* *** ********* *** ************ ******		*

****** ******* ******** ******* ***’* ****** ********* *** ************ ******		*

Internet Bandwidth

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** **-***** *********** ** ******** ********* **** ************ ****** ** *** ******** ********* *** ********** ** ******* ******* ********** ********* *** *** ******* **: *********, ********* ********* *******, *** *******

*

********** ** *** ******** ******** ********* ********		*

Network Hosting Service Assumptions:

************ ***** **** ** ********* ** ************** *** *** ******* ** *** ************** *********** ******* *** ***’* ******* ** *** ********. ************ **** *** ******* ** ******* *** ***********, ********, ******** ** ***** ******* ** ***’* ******* ** ********. *** ****** **** ** ***** **** ** ***** ********** ******* ************ ******** ** *** ******* ** *** ***’* ******* ** *** ******** ** ********** *** ***********, *******, ******* ** ******** ******* ******* ** ******** ** ****** ** *** ********.

c.	Server Hosting Services

************ ***** ** *********** *** ********** ********** ******** ** *** ******** ******* ** *** *** ******** ******* ***** ******** *** ** *** ******* **: **** ****** ***** ****, ******* *******, ********** *** ******* ***** ************ ******** ****** ** *** *** ******** *******, *** ********* ******** ******* **** *** ************ ******.

*** ***** ** *********** *** ********** *** ********** ******** ** *** ******* ******* ** *** *** ******** ******* ***** ******** *** ** *** ******* **: *********** ** *** *** ******** ******** *** ********** ********, ******** ************ *** *************, *** ************** ** *** *******, *** ********* ******** ******** ** *** ******* ******** *** ********.

The following table identifies the roles and responsibilities associated with Server Hosting Services for both Infocrossing and CSG.

Table 11. Server Hosting Services Roles and Responsibilities (* * *******, * * ****, * * *******)
**** ***********	************	***

Server Hardware Management

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** *********** ** ** *************** ** ****** ********		*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** *********** ** ******** ****** *********** ********* *** *** ******** ****** ********		*

***** ****** ******** ** ****** ******** ***** ******* ** ************ ******. ******* ************ ** *** **** ****** ******** *** **** ******** ** ************ ****** ** ******* **** ************ ******

*

******** ************ ** ****** ******** ** ************ ******** ******** *** ******** ********** ** ****** ******** **** *** ******** *******	*

********* ******** ****** ** *** ******** ******** ** *** ********	*	*, *

****** ***** ***** ***** *** *** ******** ********	*	*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

******* ***** *********** ***** (“***”) ********* *** *** ******** ******** ** ** ** ****** ***** ********* *** *** ******* **: ***** ********, ****** *****, *** **** *****, ****, *** ******* ********* *****

*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** ***********, **********, *** *********** ** ****** ****** **** ******		*

************ **** *** ****** ******** ******* ** ******* ***********, **********, *** *********** ** ****** ****** **** ******.	*	*

Fault Management

******* ** *** ******** ** ****** **** *************** ******** ********** ** *** ******** ******* ** *** ******* ********* *** *** ******* ** *** ********* **********:

•        ************ ******* *** ************** *********

•        *********** ************* *** *******,

•        ****** ****** ***** ********* *** ** **** ********** ****** ** *********** ******* ***********, **** ******** ** ******** ** ***, *** *********** ** *************** ***** **** ******* ** ********* ** ***;

•        **** ********, ******, ** ******* ******

*

************ *** ******* ******** ********** ** *** ******* ******* ** *** ****** ********		*

Monitoring

*******, *********, *** ****** ****** ******** ********** ***********		*

Hands and Feet Services

******* ** *** ******** *** ********** ********** **** ******* *********** **** *** ****** ******** ********* *** *** ******* ** *** ********* **********:

•        ***** ***** ** ****** ********

•        ****** **/*** ** ***** ***** ** ****** ********

•        ******* ******** ** ********* ******

*

Systems Engineering

******* ******* ****** *** ************		*

Server Software Administration

*******, *********, *** ****** ****** ******** *********** ********* *** *** ******* **: ********* ******, *rd ***** ******* ********		*

*******, *********, *** ****** ******* *** ******** ******* ** ****** ********** ******** *********** ********* *** *** ******* **: ******, ***** *********** ***********, *********** *******, *********** *******, ******* *******

*

*******, *********, *** ****** ******* *** ******** ******* ** ****** ******** *********** ********* *** *** ******* **: ******, ***-******		*

*******, *********, *** ****** ******* *** ******** ******* ** *** **********		*

*********** ** ******* ******** ******** *** ******* ********* ********* ******** *******		*

******* ******** ******** ******* ********** ********* *** *** ******* **: *********, *********, *** *********** ******** ************ *** ******		*

******* *** ******* ************* *** *************** ** *******		*

Performance Tuning

********* ******* ** *** *** ******** ********* ****** ******** ******** ** ******** ****** ***********, ****** *****, ** ******* ******* ******		*

Server Security

****** *** ******* ******** ****** ** ****** ********	*

****** *** ******* ******* ****** ** ****** *********		*

****** *** ****** ******** ******* ** ************ ******	*

************** ** ********** *********, ********, *** ******		*

************** ** *** **** *********, ********, *** ******		*

************ **** *** ******** ***** *** ******* *** ******** **** *************	*	*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

d.	Storage Hosting Services

************ ***** ** *********** *** ********** ********** ******** ** *** ******** ******* ** *** *** ******** ******* ******* ***** ********: **** ****** ***** ****, ******* **** *** **** ******* *******, ********** *** ******* ******* ***** ************ ******* ****** ** *** ******** ******* ** *** ******** ***, *************** ******** **** ** *** ******* ******* ****** ** *** ******* *******, *** ********* ******* ******** ******* **** *** ************ ******.

*** ***** ** *********** *** ********** *** ********** ******** ** *** ******* ******* ** *** *** ******** ******* ******* ***** ******** *** ** *** ******* **: *********** ** *** **** *** **** ******* ******** *** ********, ******* ****** ********* ****** *************, *** ************** ** *** *******, *** ********* ******** ******** ** *** ******* ******** *** ********.

The following table identifies the roles and responsibilities associated with Server Hosting Services for both Infocrossing and CSG.

Table 12. Storage Hosting Services Roles and Responsibilities (* * *******, * * ****, * * *******)
**** ***********	************	***

Storage Hardware Management

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** *********** ** *** ******** ******* **** *** **** ********		*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** *********** ** ******* **** *** **** ****** *********** *********.		*

***** ******* ******** ** ****** ******** ***** ******* ** ************ ******. ******* ************ ** *** **** ******* ******** *** **** ******** ** ************ ****** ** ******* **** ************ ******

*

******** ************ ** ******* ******** ** ************ ******** ******** ** *** ******** ******** *** ******** ********** ** ******* **** *** **** ******** **** *** ******** ***	*

********* ******** ****** ** ******* **** *** **** ******** ** ************ *******	*	*, *

****** ***** ***** ***** *** *** ******** ******* ********	*	*

******* ***** *********** ***** (“***”) ********* *** *** ******** ******* ******** ** ** ** ****** ***** ********* *** *** ******* **: ***** ********, ****** *****, *** *** **** *****	*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** ***********, **********, *** *********** ** ****** **** ******		*

************ **** *** ******* ******** ******* ** ******* ***********, **********, *** *********** ** ****** **** ******.	*	*

Fault Management

******* ** *** ******** ** ****** *** **** *************** ******** ********** ** *** ******** ******* ** *** ******* ********* *** *** ******* ** *** ********* **********:

•        ************ ******* *** ************** *********

•        *********** ************* *** *******,

•        ****** ****** ***** ********* *** ** **** ********** ****** ** *********** ******* ***********, **** ******** ** ******** ** ***, *** *********** ** *************** ***** **** ******* ** ********* ** ***;

•        **** ********, ******, ** ******* ***** ******

*

************ *** ******* ******** ********** ** *** ******* ******* ** *** ******* ********		*

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Monitoring

*******, *********, *** ****** ******* ********** ***********		*

Hands and Feet Services

******* ** *** ******** *** ********** ********** **** ******* *********** **** *** ******* ******** ********* *** *** ******* ** *** ********* **********:

•        ***** ***** ** ******* ********

•        ****** **/*** ** ***** ***** ** ******* ********

•        ******* ******** ** ********* ******

*

Storage Engineering

******* ******* ****** *** ************		*

Disk Storage Administration

*******, *********, *** ****** ******* ******* ** **** ******* *******		*

*********, *** ****** ******* ******* ** **** ******* ***-******* ****** ****** ******** ***********		*

******* ******** ******** ******* ********** ********* *** *** ******* **: *********, *********, *** *********** ******** ************ *** ******		*

******* *** ****** **** *********** ********** *** **** **-*********** ************		*

Tape Storage Administration

*******, *********, *** ****** ******* ******* ** **** ******* *******		*

*******, *********, *** ****** ******* *** ******** ******* ** **** ******* ***-******* ****** ****** ******** ***********		*

******* ******** ******** ******* ********** ********* *** *** ******* **: *********, *********, *** *********** ******** ************ *** ******		*

Server Backup/Recovery Administration

****** ******/******** ******** *** ********* ******* *** *** ****		*

********** ** *** ***** ****** *** ******** ********** **** ** *** ******* *** ******** ******** ** **** *****		*

****** **** ********* ******** *** ********* ******* *** *** ****

********** ** *** **** ********* ********** **** ** *** ******* *** ******** ******** ** **** *****		*

Tape Handling and Off-site Vaulting

********** ** **** ******** *** ***-**** ******** ******** *******		*

******** ******** ** **** ***** *********: ****** *** ******** **** ***** **/**** **** *********, ****** *************, ******* ***** **** ** *** ******** ***-**** ******** ******** ******* ***** ****** ******* ** *** ************ ******, *** ********* ** **** ******** ***** ** ********* ** *** ******* *** ******** ******* ***** (***) *******.

*

*********** *** **** **** ****** ** ******** ******* ** ********** ********* *** *****	*	*

*********** *** *** *********** ******* ********** *** *** ***** ********** **** *** ***-**** ******** ****** ********		*

****** ******* **** ***** ** ***** ***-**** *** ***** ******* **** *** ******** ****** ******** ** *** ********** ***-**** ******** ********	*

***** ******** *** ********* ** **** ***** **** *** ******** ***-**** ******** ******	*

Performance Tuning

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

e.	Service Desk Support

Infocrossing shall be responsible for providing a **** * service desk on a 24x7x365 basis that includes the following service elements:

i.	Service Desk Support

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ii.	Method of Contacting the Service Desk

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iii.	CSG Notification

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iv.	Priority Levels

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

f.	Asset Management

CSG shall be responsible for providing the asset management policies and systems that will be used to maintain the list of assets for CSG.

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The following table identifies the roles and responsibilities associated with Asset Management for both Infocrossing and CSG.

Table 13. Vendor Management Services Roles and Responsibilities (* * *******, * * ****, * * *******)
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g.	Service Management and Governance

Infocrossing shall assign a Client Engagement Manager (CEM) who will be responsible for the overall relationship with CSG and CSG shall assign a corresponding manager who will be responsible for the overall relationship with Infocrossing.

Infocrossing shall assign a Service Delivery Manager (SDM) who will be responsible for managing the day to day delivery of the Services and CSG shall assign a corresponding manager who will be the primary point of contact to the SDM.

The following table identifies the roles and responsibilities associated with CEM, SDM, and the corresponding CSG assigned management roles:

Table 14. Service Management Roles and Responsibilities (* * *******, * * ****, * * *******)
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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Service Management and Governance Assumptions:

Infocrossing shall hold the following list of regularly scheduled status meetings (or similar) with CSG:

Meeting	Attendees	Frequency & Day/Time	Meeting Objective	Standing Agenda/Format
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Infocrossing shall also provide progress reports to CSG, and escalate issues for resolution and implement a quality control program that will be accountable to the Customer executive management.

h.	Service Maintenance Windows

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i.	Hardware Vendor Coordination

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j.	Reporting

Infocrossing shall provide detailed reports on the Infocrossing extranet according the following schedule:

Reports	Frequency/Schedule	Infocrossing	CSG
Service Desk

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Service Level Performance

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

k.	Out of Scope Services

Services not described in this Work Order are outside of the scope of this Work Order. If additional services are requested by CSG and the additional services represent a minor change to the overall Agreement, the change will be approved in writing using a form substantially similar to the Change Request form attached hereto as Schedule V. If additional services are requested by CSG and the additional services represent a major change to the overall Agreement, the change will be approved by CSG and Infocrossing and be added to this Work Order by amendment before CSG shall be obligated or Infocrossing shall be obligated to provide any such out of scope services. For clarity purposes, neither Change Requests nor amendments to the Work Order are required for changes to the quantity of in-scope resources that are consumed..

l.	Service Assumptions

CSG hereby acknowledges and agrees that the Services performed by Infocrossing shall be delivered in accordance with the assumptions listed below:

i.	This Work Order is not intended to and will not constitute a lease of any real or personal property. In particular, CSG acknowledges and agrees that CSG has not been granted any real property or landlord/tenant alaws, regulations, or ordinances.

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT B

PERFORMANCE STANDARDS

As of the Effective Date (or as otherwise specified in this Exhibit and Attachments to this Exhibit) Infocrossing shall provide the Services in accordance with the Service Level Agreements (SLAs) documented in this Exhibit. In the event of a Service Level Default on an SLA in a particular month or measurement period, Infocrossing shall follow the guidelines as stated in this Exhibit to provide ****** *** ******* ***/** ********** ****** *** ***. CSG may request and Infocrossing shall provide additional detail regarding the calculations of the SLA measurement at any time after the monthly reports have been provided.

1.	Definitions. All capitalized terms used but not defined in this Exhibit shall have the meanings given them in the Agreement and/or the Work Order. For purposes of this Exhibit, the following terms shall have the following meanings:

[Remainder of Exhibit B redacted for confidential treatment]

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

ATTACHMENT B-1

SERVICE LEVEL TABLE

This Table sets forth qualitative descriptions of the Service Level Agreements in support of the Services provided by Infocrossing.

{Redacted for confidential treatment]

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT C

FEES

[Redacted for confidential treatment except for the following heading:]

5)	Assumptions

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

SCHEDULE I

Infocrossing Provided Cabinets

********************************************************************************:

************************

•	**************************************

•	*************************

•	***************************************************************************** *******************************************************************

•	*****************************************************************

•	*****************************************************

************************

•	**************************************

•	*************************

•	******************************************************************************* *****************************************************************

•	******************************************************************

•	*****************************************************

Infocrossing Provided Hardware

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CSG Provided Cabinets

************************************************************************:

***************************************************************

****************************************************************

CSG Provided Hardware

********************************************************************************************************** ********************************************************************************************************** ********************************************************.

********************************************************************************************************** ********************************************************************************************************** *********************

********************************************************************************************************** ********************************************************************************************************** *****************.

********************************************************************************************************* ******************************************************************************************************** ***************.

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

SCHEDULE II

Infocrossing Provided Network Circuits

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#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

SCHEDULE III

CSG LOCATIONS

[Redacted for confidential treatment]

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

SCHEDULE IV

[Redacted for confidential treatment]

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

SCHEDULE V

SAMPLE CHANGE REQUEST FORM

Change Request Form

Customer Name:	Date of Request:
Project Name:	Change Order Effective Date:
Account Manager:	Request #
Request Made By:	Agreement Name and Date:

Reasons for Change:

Description of Change:

Charges:

Ramifications (e.g. Schedule, Service Levels and Staffing):

Except as amended herein, all terms, covenants, and conditions of the Agreement shall remain in full force and effect. This Change Order may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Change Order as of the Change Order Effective Date.

CUSTOMER	INFOCROSSING, LLC

Signature:	Signature:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

#2298240

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES